UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Prudential Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Prudential Financial, Inc.

Annual Meeting of Shareholders

May 12, 2009 at 2:00 p.m. ET

Prudential’s Corporate Headquarters,

751 Broad Street

Newark, New Jersey

Proxy Login Details:

Control Number: <012345>

Holder Account Number: <C1234567891>

Proxy Access Number: <12345>

To:

IMPORTANT NOTICE:

You recently received an e-mail from us in regard to your online access to the 2009 proxy materials for Prudential Financial, Inc. Due to a typographical error, the voting deadline for votes submitted via the Internet was incorrectly stated. Please note that votes submitted via the Internet must be received no later than 11:59 p.m. EDT, May 11, 2009, and not May 6, 2009. All other information contained in the original e-mail was correct. The correct information is also set forth in this e-mail.

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Your Prudential Financial, Inc. proxy statement and annual report are now available for viewing online. You may also vote your shares for the 2009 Annual Shareholder Meeting using the directions provided below.

Proxy Statement

http://www3.prudential.com/annualreport/report2009/proxy

Annual Report

http://www3.prudential.com/annualreport/report2009/annual

To cast your vote, please logon to the Internet and go to www.investorvote.com/prudential and follow the on-screen instructions. You will be prompted to enter the proxy login details provided above. Votes submitted through this site must be received by 11:59 p.m. EDT, May 11, 2009.

Thank you for viewing the 2009 Prudential Financial, Inc. Annual Meeting Materials and for submitting your very important vote.

Prudential Financial, Inc.

Annual Meeting of Shareholders

May 12, 2009 at 2:00 p.m. ET

Prudential’s Corporate Headquarters,

751 Broad Street

Newark, New Jersey

Proxy Login Details:

Control Number: <012345>

Holder Account Number: <X1234567891>

Proxy Access Number: <12345>

To:

IMPORTANT NOTICE:

You recently received an e-mail from us in regard to your online access to the 2009 proxy materials for Prudential Financial, Inc. Due to a typographical error, the voting deadline for votes submitted via the Internet was incorrectly stated. Please note that votes submitted via the Internet must be received no later than 11:59 p.m. EDT, May 6, 2009, and not May 11, 2009. All other information contained in the original e-mail was correct. The correct information is also set forth in this e-mail.

*****************************************************************************

Your Prudential Financial, Inc. proxy statement and annual report are now available for viewing online. You may also vote your shares for the 2009 Annual Shareholder Meeting using the directions provided below.

Proxy Statement

http://www3.prudential.com/annualreport/report2009/proxy

Annual Report

http://www3.prudential.com/annualreport/report2009/annual

To cast your vote, please logon to the Internet and go to www.investorvote.com and follow the onscreen instructions. You will be prompted to enter the proxy login details provided above. Votes submitted through this site must be received by 11:59 p.m. EDT, May 6, 2009.

Thank you for viewing the 2009 Prudential Financial, Inc. Annual Meeting Materials and for submitting your very important vote.